[Pioneer logo]

P  i  o  n  e  e  r

Independence Fund
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                                                Prospectus, May 3, 1999

                                    Contents

                                    Basic information about the fund        1
                                    Management                              5
                                    Buying, exchanging and selling shares   6
                                    Dividends, capital gains and taxes     15
                                    Financial highlights                   16


Shares of the fund are offered to the general public only through investments in Pioneer Independence Plans. The creation and sales charges for these plans may amount to 50% of the first 12 investments made. The accompanying Pioneer Independence Plans prospectus includes details of Pioneer Independence Plans, including creation and sales charges. Please read it and retain for future reference.

Neither the Securities and Exchange Commission nor any state securities agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about the fund


Investment objective
Capital growth.

Investment strategies
The fund invests at least 80% of its assets in common stocks. The fund considers securities that trade like common stocks, such as convertible debt, warrants, interest in real estate investment trusts (REITs) and preferred stocks, to be common stocks.

Pioneer Investment Management, Inc., the fund's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs fundamental research and due diligence. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Factors Pioneer looks for in selecting investments include:

[box] Estimated private market value in excess of current stock price.
      Private market value is the price an independent investor would pay to own the entire company

[box] Above average potential for earnings and revenue growth

[box] Management with demonstrated ability and commitment to the company

[box] Low market valuations relative to earnings forecast, book value, cash flow and sales

Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. The fund avoids concentrating in any one sector or industry.

Principal risks of investing in the fund
Even though the fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

[box] The stock market goes down (this risk may be greater in the short term)

[box] Value stocks fall out of favor with investors

[box] The fund's investments do not have the growth potential originally expected

The fund's performance
Since the fund is newly organized, it does not disclose any performance information. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------
 An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Contact your investment professional to discuss how the fund fits into your portfolio.
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1

Fees and expenses
These are the fees and expenses, based on the fund's latest fiscal year, you may pay if you invest directly in the fund.

Shareowner fees
paid directly from your investment
---------------------------------------------------------------
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                             None
---------------------------------------------------------------
Maximum deferred sales charge (load) as a percentage of
  offering price or the amount you receive when you sell
  shares, whichever is less                                None
---------------------------------------------------------------

Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets
---------------------------------------------------------------
 Management Fee(1)                                        0.75%
---------------------------------------------------------------
 Distribution and Service (12b-1) Fee                     0.25%
---------------------------------------------------------------
 Other Expenses                                          16.26%
---------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                   17.26%
---------------------------------------------------------------

(1) Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce expenses to 1.50% of the average daily net assets of the fund. This agreement is voluntary and temporary and may be revised or terminated at any time. Actual management fees, other expenses paid by the fund and total fund operating expenses for the fiscal year ended December
    31, 1998 were:

    ---------------------------------------------------------------
     Management Fees                                         0.00%
     Distribution and Service (12b-1) Fee                    0.25%
    ---------------------------------------------------------------
     Other Expenses                                          1.25%
    ---------------------------------------------------------------
     Total Annual Fund Operating Expenses                    1.50%
    ---------------------------------------------------------------

Example
This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

          Number of years you own your shares
          -----------------------------------
                 1        3        5      10
          -------- -------- -------- -------

          $1,620   $4,289   $6,344  $9,642
---------------------------------------------

Basic information about the fund

Other investment strategies
As discussed, the fund invests primarily in common stock.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on principal investments
The fund may invest up to 25% of its total assets (at the time of purchase) in real estate investment trusts. Real estate investment trusts are pooled investment vehicles that invest primarily in real estate or real estate related loans. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow.

Investments other than U.S. common stocks

The fund may invest up to 25% of its total assets (at the time of purchase) in equity and debt securities of non-U.S. issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

[box] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

[box] Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

[box] Adverse effect of currency exchange rates or controls on the value of the fund's investments

[box] Political, economic and social developments that adversely affect the securities markets

[box] Withholding and other non-U.S. taxes  may decrease the fund's return

The fund may invest up to 20% of its total assets (at the time of purchase) in debt securities or corporate and government issuers. Generally the fund may acquire debt securities that are investment grade, but the fund may invest up to 5% of its total assets (at the time of purchase) in below investment grade debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective and offer the potential for capital growth, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with a remaining maturity of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy only when Pioneer believes common stocks have extraordinary risks due to political or economic factors.

Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Derivatives
The fund may use futures, options and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of purposes, including:

[box] As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

[box] As a substitute for purchasing or selling securities

[box] To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Portfolio turnover
The fund's annual portfolio turnover rate has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the fund and its shareholders. See "Financial highlights" for actual annual turnover rates.

Management


Pioneer, the fund's investment adviser,
selects the fund's investments and oversees the fund's operations.

Pioneer Group
The Pioneer Group, Inc. and its subsidiaries are engaged in financial services businesses in the United States and many foreign countries. As of December 31, 1998, the firm had more than $23 billion in assets under management worldwide including more than $22 billion in U.S. mutual funds. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. John F. Cogan, chairman of the board and president of The Pioneer Group, Inc., owns approximately 14% of the firm. He is also an officer and director of each of the Pioneer mutual funds.

Investment adviser
Pioneer manages a family of U.S. and international stock funds, bond funds and money market funds. Pioneer is a subsidiary of The Pioneer Group, Inc. Its main office is at 60 State Street, Boston, Massachusetts 02109.

Portfolio manager
Day-to-day management of the fund's portfolio is the responsibility of co-managers David D. Tripple and Theresa A. Hamacher. Mr. Tripple is president of Pioneer and executive vice president of all the Pioneer mutual funds. Mr. Tripple joined Pioneer in 1974 and has been either president or chief investment officer for over 5 years. Ms. Hamacher, chief investment officer of Pioneer has general responsibility for Pioneer's investment operations. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.

Mr. Tripple and Ms. Hamacher are assisted by a team of senior portfolio managers which meets regularly to discuss holdings, prospective investments and portfolio composition.

Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.75% of the fund's average daily net assets. The fee is normally computed daily and paid monthly.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneering Services Corporation is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are subsidiaries of The Pioneer Group, Inc.

Year 2000
Information technology experts are concerned about computer and other electronic systems' ability to process date-related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact on the fund and the provision of services to its shareowners. Pioneer is addressing the Year 2000 problem with respect to its systems and those used by the distributor and transfer agent. During 1999, Pioneer expects to finish addressing all material Year 2000 issues and to participate in industry-wide testing. The fund has obtained assurances from its other service providers that they are taking appropriate Year 2000 measures and Pioneer is monitoring their efforts. Although the fund does not expect the Year 2000 problem to adversely impact it, the fund cannot guarantee that its, or the fund's service providers', efforts will be successful.

Buying, exchanging and selling shares directly owned


[callout box]
[graphic of magnifying glass]

Share price
The net asset value per share calculated on the day of your transaction.
[end box]

Net asset value
The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value per share every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by Pioneer to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell shares at the net asset value per share calculated on the day of your transaction.

Distribution plan
The fund has adopted a distribution plan for shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution fee.

Buying, exchanging and selling shares directly owned


General rules on buying, exchanging and selling your fund shares

Share price
If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

Buying
The accompanying plan prospectus describes the methods of buying fund shares through Pioneer Independence Plans.

You may buy shares of the fund directly from the fund's transfer agent (at net asset value) only through one of the following:

[box] an employer-sponsored retirement plan established for the benefit of employees of The Pioneer Group Inc. or employees of its affiliates; or

[box] an employer-sponsored retirement plan established for the benefit of employees or affiliates of dealers which have entered into agreements with the distributor to sell Pioneer Independence Plans

There is no minimum initial or minimum subsequent investment amount.

The fund has entered into an agreement with the distributor under which the fund issues shares at the net asset value per share to State Street Bank and Trust Company as custodian for the plans. The plan custodian will generally hold all shares of the fund on behalf of the plan owners in accordance with the terms of the applicable plan prospectus. A plan owner may own fund shares directly:

[box] if the plan owner has completed or terminated a plan or

[box] as a result of a partial withdrawal from a plan causing fund shares to be transferred into a non-contributory account

--------------------------------------------------------------------------------
Direct purchases of the fund
The fund will sell its shares to the general public only through Pioneer Independence Plans.

You may exchange and sell shares of the fund only if you hold them directly. Otherwise, please consult the accompanying Pioneer Independence Plans prospectus.
--------------------------------------------------------------------------------

[callout box]
[graphic of question mark]

Consult your investment professional
to learn more about buying, exchanging
or selling fund shares.
[end box]

[callout box]
[graphic of pillar]

You may have to pay federal income
taxes on a sale or an exchange.
[end box]

Exchanging
You may exchange your shares for Class A shares of another Pioneer mutual fund. Fund shares exchanged for shares of another Pioneer mutual fund may not be exchanged back to Pioneer Independence Fund.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling
Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

--------------------------------------------------------------------------------
Good order means that:
[box] You have provided adequate instructions

[box] There are no outstanding claims against your account

[box] There are no transaction limitations on your account

[box]If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

[box] Your request includes a signature guarantee if you:

      - Are selling over $100,000 or exchanging over $500,000 worth of shares

      - Changed your account registration or address within the last 30 days

      - Instruct the transfer agent to mail the check to an address different from the one on your account

      - Want the check paid to someone other than the account owner(s)

      - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Buying, exchanging and selling shares directly owned


------------------------------------------------------------------------------------------------------------------------------------
                         Buying shares                                            Exchanging shares
------------------------------------------------------------------------------------------------------------------------------------
   Through your          You can buy fund shares only through                     Normally, your investment firm will send your
investment firm          Pioneer Independence Plans. Consult                      exchange request to the fund's transfer agent.
                         your investment professional for more                    agent. Consult your investment
                         information. Your investment firm may                    professional for more information about
                         receive a commission from the distributor                exchanging shares.
                         for your purchase of fund shares. The
                         distributor or its affiliates may pay additional
                         compensation, out of their own assets, to
                         certain investment firms or their affiliates
                         based on objective criteria established by
                         the distributor.

                         -----------------------------------------------------------------------------------------------------------
       By phone          You can use the telephone purchase                       You can exchange fund shares by
                         privilege if you have an existing non-                   phone if:
                         retirement account or certain IRAs. You can              [box] You are using the exchange to establish a
                         purchase additional fund shares by phone if:                   new account, provided the new account
                         [box] You established your bank account of                     has a registration identical to the original
                               record at least 30 days ago                              account
                         [box] Your bank information has not changed for          [box] The fund into which you are exchanging
                               at least 30 days                                         offers the same class of shares
                         [box] You are not purchasing more than $25,000           [box] You are not exchanging more than
                               worth of shares per account per day                      $500,000 worth of shares per account
                         [box] You can provide the proper account                       per day
                               identification information                         [box] You can provide the proper account
                                                                                        identification number
                         When you request a telephone purchase, the
                         transfer agent will electronically debit the
                         amount of the purchase from your bank
                         account of record. The transfer agent will
                         purchase fund shares for the amount of the
                         debit at the offering price determined after
                         the transfer agent receives your telephone
                         purchase instruction and good funds. It
                         usually takes three business days for the
                         transfer agent to receive notification from
                         your bank that good funds are available in
                         the amount of your investment.


                         -----------------------------------------------------------------------------------------------------------
    In writing,          You can purchase fund shares for an existing             You can exchange fund shares by mailing
        by mail          fund account by mailing a check to the                   or faxing a letter of instruction to the
      or by fax          transfer agent. Make your check payable                  transfer agent. You can exchange fund
                         to the fund. Neither initial nor subsequent              shares directly through the fund only if your
                         investments should be made by third party                account is registered in your name. However,
                         check. Your check must be in U.S. dollars                you may not fax an exchange request for
                         and drawn on a U.S. bank. Include in your                more than $500,000. Include in your letter:
                         purchase request the fund's name, the                    [box] The names, social security number and
                         account number and the name or names                           signatures of all registered owners
                         in the account registration.                             [box] A signature guarantee for each registered
                                                                                        owner if the amount of the exchange is
                                                                                        more than $500,000
                                                                                  [box] The name of the fund out of which you are
                                                                                        exchanging and the name of the fund into
                                                                                        which you are exchanging
                                                                                  [box] The class of shares you are exchanging
                                                                                  [box] The dollar amount or number of shares you
                                                                                        are exchanging

--------------------------------------------------------------------
Selling shares

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

--------------------------------------------------------------------------------
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order. You may not sell more than $100,000 per account per day by fax.

--------------------------------------------------------------------------------
You may sell up to $100,000 per account per day. You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

[box] By check, provided the check is made payable exactly as your account is registered
[box] By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

--------------------------------------------------------------------------------
How to contact us

By phone [phone graphic]
For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To use FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997

By mail [graphic of envelope]
Send your written instructions to:
Pioneering Services Corporation
P.O. Box 9014
Boston, Massachusetts 02205-9014

By fax [graphic of fax]
Fax your exchange and sale requests to:
1-800-225-4240
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit, or suspend the exchange privilege. The fund will provide 60 days notice of material amendments to or termination of the privilege.
--------------------------------------------------------------------------------

Fund shares exchanged for shares of another Pioneer mutual fund may not be exchanged back to Pioneer Independence Fund.
-------------------------------------------------------------------------------

Buying, exchanging and selling shares directly owned


Account options

These options are available only if you hold fund shares directly. Otherwise, please consult the accompanying Pioneer Independence Plans prospectus.

Automatic exchanges
You can automatically exchange your fund shares for Class A shares of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to use automatic exchange:

[box] You must select exchanges on a monthly or quarterly basis

[box] Both the originating and receiving accounts must have identical registrations

[box] The originating account has a minimum balance of $5,000

Distribution options
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:

[box] Your account must have a total value of at least $10,000 when you establish your plan

[box] You must request a periodic withdrawal of at least $50

Systematic sales of fund shares may be taxable transactions for you.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Buying, exchanging and selling shares directly owned


Shareowner services
These options are available only if you hold fund shares directly. Otherwise, please consult the accompanying Pioneer Independence Plans prospectus.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
[box] Obtain current information on your Pioneer mutual fund accounts
[box] Inquire about the prices and yields of all publicly available Pioneer mutual funds
[box] Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
[box] Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

Pioneer website
www.pioneerfunds.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
[box] Your current account information
[box] Prices, returns and yields of all publicly available Pioneer mutual funds [box] Prospectuses for all the Pioneer funds

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

Shareowner account policies

These policies apply only if you hold fund shares directly. Otherwise, please consult the accompanying Pioneer Indepenence Plans prospectus.

Signature guarantees and other requirements
You are required to obtain a signature guarantee when you are:
[box] Requesting certain types of exchanges or sales of fund shares [box] Redeeming shares for which you hold a share certificate
[box] Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum account size
The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

Telephone access
You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

Share certificates
Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your shares. A fee may be charged for this service.

Other policies
The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends, capital gains and taxes


Dividends and capital gains
The fund generally pays distributions of net long-term capital gains in November. The fund generally pays dividends from any net investment income or distributions of net short-term capital gains in December. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the capital gains distribution whether you reinvest the distribution or receive it as cash.

Taxes
For federal income tax purposes, your distributions from the fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. You may also have tax consequences (generally, a capital gain or loss) when you sell or exchange fund shares. Each year the fund will mail to you information about your dividends and distributions for, and the shares you sold in, the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sales proceeds and any other payments to you.

You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.

[callout box]
[graphic of pillar]

Sales and exchanges may be taxable
transactions to shareowners.
[end callout]

Financial highlights

The financial highlights table helps you understand the fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Arthur Andersen LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer Independence Fund

                                                               March 16, 1998 to
                                                               December 31, 1998
                                                               (a)
                                                              ------------------

Net asset value, beginning of period                               $ 10.00
                                                                   -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.01)
 Net realized and unrealized gain (loss) on investments              (0.27)
                                                                   -------
  Net increase (decrease) from investment operations               $ (0.28)
Distributions to shareholders:
 Net investment income                                               (0.09)
                                                                   -------
Net decrease in net asset value                                    $ (0.37)
                                                                   -------
Net asset value, end of period                                     $  9.63
                                                                   =======
Total return*                                                        (2.78)%
Ratios/Supplemental Data
Ratio of net expenses to average net assets                           1.68%**+
Ratio of net investment income (loss) to average net assets          (0.30)%**+
Portfolio turnover rate                                                118%**
Net assets, end of period (in thousands)                           $ 3,335
Ratios assuming no waiver of management fees and assumption of expenses by Pioneer and no reduction for fees paid indirectly:
 Net expenses                                                        17.26%**
 Net investment income (loss)                                       (15.88)%**
Ratios assuming waiver of management fees and assumption of
 expenses by Pioneer and  reduction for fees paid indirectly:
 Net expenses                                                         1.50%**
 Net investment income (loss)                                        (0.12)%**

--------------------------------------------------------------------------------
*  Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

Pioneer
Independence Fund

You can obtain more free information about the fund from your investment firm or by writing to Pioneering Services Corporation, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports

Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

Visit our website

www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330 to request a copy. The Commission charges a fee for this service. You can get the same information free from the Commission's Internet website (http://www.sec.gov).


(Investment Company Act file no. 811-08547)




[Pioneer logo] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, MA 02109

               www.pioneerfunds.com                                  0499-6252
                                           (c) Pioneer Funds Distributor, Inc.